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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) JUNE 2, 1998
                                                 ------------


                      FASTCOMM COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


VIRGINIA                                         0-17168                   541289115
--------                                      ---------------            ---------------------
(State or other jurisdiction                      (Commission               (IRS Employer
      of corporation)                            File Number)              Identification No.)



                45472 HOLIDAY DRIVE, STERLING, VA         20166
        ----------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (703) 318-7750
                                                   ----------------
                                      N/A
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      FASTCOMM COMMUNICATIONS CORPORATION
                      -----------------------------------
                                  (Registrant)



Date June 17, 1998
     -------------
                                              /s/ MARK H. RAFFERTY
                                              ---------------------------
                                              MARK H. RAFFERTY
                                              Chief Financial Officer
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ITEM 5.                        OTHER EVENTS

          On June 2, 1998, the Registrant filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code. The filing was made in the U.S. Bankruptcy Court, Eastern District of Va. Alexandria Division and was assigned Case No. 98-80044-SSM.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements

                  NONE.

         Exhibits:
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

Exhibit No.                Description
-----------                -----------
  99.1               June 2, 1998 Press Release

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                                    FORM 8-K

                                    EXHIBITS

1.  June 2, 1998 Press Release